CONCENTRATION OF RISK	6 Months Ended
Jun. 30, 2025
Risks and Uncertainties [Abstract]
CONCENTRATION OF RISK

4. CONCENTRATION OF RISK

(a) Credit risk

Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash, cash equivalents, restricted cash, accounts and notes receivable, and accounts and notes payable. The maximum exposure of such financial instruments to credit risk is their carrying amounts as of the balance sheet dates. As of June 30, 2025 and December 31, 2024, substantially all of the Company’s cash and cash equivalents and restricted cash was placed with banking institutions in the PRC. Management chose these institutions because of their reputations and track records for stability, and their known large cash reserves, and management periodically reviews these institutions’ reputations, track records, and reported reserves. Management expects that any additional institutions that the Company uses for its cash and bank deposits would be chosen with similar criteria for soundness. Bank failure is uncommon in PRC and based on publicly available information, management believes that those Chinese banks that hold the Company’s cash and cash equivalents and restricted cash are financially sound.

For the credit risk related to accounts and notes receivable, the Company performs ongoing credit evaluations of its customers and, if necessary, maintains reserves for potential credit losses.

(b) Customer risk

As of June 30, 2025, two customers, determined as related parties under ASC 850, accounted for 33% and 28% of the Company’s total accounts and notes receivable, respectively. As of June 30, 2025, one customer, determined as a third party under ASC 850, accounted for 13% of the Company’s total accounts and notes receivable.

As of December 31, 2024, one customer, determined as a related party under ASC 850, accounted for 31% of the Company’s total accounts and notes receivable. As of December 31, 2024, two customers, determined as third parties under ASC 850, accounted for 37% and 10% of the Company’s total accounts and notes receivable respectively.

During the six months ended June 30, 2025, two third-party customers accounted for 10% of the Company’s total revenue at 32% and 18%, respectively.

During the six months ended June 30, 2024, two customers accounted for more than 10% of total revenue at 23% and 11%, respectively.

(c) Foreign currency exchange rate risk

The revenues and expenses of the Company’s entities in the PRC are generally denominated in RMB and their assets and liabilities are denominated in RMB. The Company’s overseas financing activities are denominated in U.S. dollars. The RMB is not freely convertible into foreign currencies. Remittances of foreign currencies into the PRC or remittances of RMB out of the PRC as well as exchange between RMB and foreign currencies require approval by foreign exchange administrative authorities and certain supporting documentation. The State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into other currencies.